UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2013
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 17, 2013, Tesoro Logistics LP (the "Partnership") entered into a Contribution, Conveyance and Assumption Agreement (the "Contribution Agreement") with Tesoro Corporation ("Tesoro"), Tesoro Refining & Marketing Company LLC ("TRMC"), Tesoro Logistics GP, LLC (the "General Partner") and Tesoro Logistics Operations LLC (the "Operating Company"), pursuant to which the Operating Company agreed to acquire from TRMC, through the Partnership and the General Partner, six marketing and storage terminals located in Southern California and certain assets and properties related thereto (the "Terminal Assets"). The closing of the transactions contemplated by the Contribution Agreement occurred on May 31, 2013 effective June 1, 2013.

In addition, in connection with the closing of the transactions under the Contribution Agreement, the Partnership or certain of its subsidiaries, as applicable, entered into the following material definitive agreements, all effective June 1, 2013:

Amendment No. 1 to the Second Amended and Restated Omnibus Agreement

The Partnership entered into Amendment No. 1 to the Second Amended and Restated Omnibus Agreement ("Amendment No. 1") with the General Partner, Tesoro, TRMC, Tesoro Alaska Company ("Tesoro Alaska") and Tesoro Companies, Inc. ("TCI"). Amendment No. 1 includes the following modifications:

•
all references to TRMC's predecessor, Tesoro Refining and Marketing Company, a Delaware corporation, are corrected to read as references to Tesoro Refining & Marketing Company LLC, a Delaware limited liability company;

•
the administrative fee payable by the Partnership is moved from the body of the Second Amended and Restated Omnibus Agreement dated November 15, 2012 ("Second Amended and Restated Omnibus Agreement"), into the agreement's schedules to allow for the modification of the administrative fee for each acquisition of assets from TRMC through the General Partner; and

•
a clarification was made so that TRMC's obligation to reimburse the Partnership for certain expenses for repair or maintenance done solely to comply with certain applicable laws or standards applies to both pipelines and storage tanks classified as "Assets" under the Second Amended and Restated Omnibus Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to Amendment No. 1, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Schedules to the Second Amended and Restated Omnibus Agreement

The Partnership entered into Amended and Restated Schedules to the Second Amended and Restated Omnibus Agreement ("Amended Omnibus Schedules"), with the General Partner, Tesoro, TRMC, Tesoro Alaska and TCI, which amend and restate the schedules to the Second Amended and Restated Omnibus Agreement to include the assets subject to the Contribution Agreement and to increase the administrative fee payable by the Partnership to Tesoro under the Second Amended and Restated Omnibus Agreement from $2.5 million to $4.0 million.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended Omnibus Schedules, which are filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment and Restatement of Schedules to the Amended and Restated Operational Services Agreement

Two of the Partnership's subsidiaries, the Operating Company and Tesoro High Plains Pipeline Company LLC ("THPPC"), entered into the Amendment and Restatement of Schedules to the Amended and Restated Operational Services Agreement ("Amended Operational Services Schedules"), with the General Partner, Tesoro Alaska, TRMC, and TCI, which amend and restate the schedules to the Amended and Restated Operational Services Agreement dated April 1, 2012, as amended, to include the assets subject to the Contribution Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended Operational Services Schedules, which are filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Master Terminalling and Services Agreement - Southern California

The Operating Company entered into a ten-year master terminalling services agreement for Southern California ("MTSA") with TRMC, the General Partner and the Partnership. TRMC has the option to extend the term for up to two renewal terms of five years each. Pursuant to the MTSA, the Operating Company provides TRMC with certain terminalling and ancillary services in return for TRMC's commitment to throughput or store, as the case may be, a certain amount of petroleum products, ethanol and biofuels, crude oil, Transmix, intermediate products and fuel oil at the Operating Company's Colton, Hynes, Hathaway, San Diego, and Vinvale terminals, which terminals were acquired as part of the Terminal Assets. The monthly fees and cost reimbursements payable to the Operating Company for such services will be set forth on service orders for each terminal executed by both the Operating Company and TRMC. If TRMC throughputs aggregate volumes less than its minimum throughput commitment for any month, TRMC will pay the Operating Company a shortfall payment. Under the MTSA, TRMC will pay a monthly storage fee throughout the term of the MTSA to reserve, on a firm basis, all of the existing aggregate shell capacity of certain tanks as specified on a terminal service order.

The foregoing description is not complete and is qualified in its entirety by reference to the MTSA, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Carson Storage Services Agreement

The Operating Company entered into a ten-year storage services agreement (the "CSSA") with TRMC, the General Partner and the Partnership with respect to the Carson terminal, which terminal was acquired as part of the Terminal Assets. TRMC has the option to extend the term for up to two renewal terms of five years each. Under the CSSA, the Operating Company will provide storage and handling services for crude oil, refinery feedstocks and refined products owned by TRMC and stored in one or more of the Operating Company's tanks at the Carson terminal. TRMC will pay the fees specified in an applicable terminal service order executed by the Operating Company and TRMC related to the dedication of such tanks and any ancillary services.

A portion of the Carson terminal premises is currently leased to Shipper's Transport Express, Inc., which lease is assigned to the Operating Company in accordance with the Contribution Agreement. Under the CSSA, TRMC has the right to request that the leased premises be used for the construction of additional tanks or other uses associated with the refinery located adjacent to the Carson terminal, and owned by TRMC. Upon that request, the Operating Company will terminate the lease with Shipper's Transport Express in accordance with its terms.

The foregoing description is not complete and is qualified in its entirety by reference to the CSSA, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the Partnership, the General Partner, TRMC, Tesoro Alaska, TCI, the Operating Company and THPPC is a direct or indirect subsidiary of Tesoro. As a result, certain individuals, including officers and directors of Tesoro and the General Partner, serve as officers and/or directors of more than one of such other entities. After the acquisition, the General Partner, as the general partner of the Partnership, holds 958,587 general partner units of the Partnership, which represents a 2% general partner interest, and 2,424,586 common units of the Partnership, which represents slightly more than a 5% limited partner interest in the Partnership. Tesoro, together with TRMC, Tesoro Alaska and the General Partner, holds 2,729,476 common units and 15,254,890 subordinated units of the Partnership, which represent an approximate 38% limited partner interest, in addition to the 2% general partner interest in the Partnership discussed above.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Terminal Assets Transaction

Effective June 1, 2013, the Partnership closed on the acquisition of the Terminal Assets, as described in Item 1.01 of this report, which is incorporated in this Item 2.01 by reference.

Contribution, Conveyance and Assumption Agreement

The parties to the Contribution Agreement consummated the transactions contemplated thereby on June 1, 2013. Pursuant to the Contribution Agreement:

•	the General Partner acquired the Terminal Assets from TRMC in exchange for additional membership interests in the General Partner;

•
the Partnership acquired the Terminal Assets from the General Partner in exchange for $640.0 million, comprised of $544.0 million in cash financed with borrowings under the Partnership's revolving credit facility and the issuance of equity with a combined fair value of $96.0 million; 2% of the equity is comprised of 29,501 general partner units to maintain the General Partner's 2% general partner interest in the Partnership and 98% of the equity is comprised of 1,445,561 common units representing slightly more than a 3% limited partner interest in the Partnership; and

•	the Operating Company acquired the Terminal Assets from the Partnership as a contribution to capital.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuance of common units by the Partnership on June 1, 2013 in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated in this Item 3.02 by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment No. 4 to the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC

Effective June 1, 2013, Tesoro and TRMC entered into Amendment No. 4 to the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC ("Amendment No. 4"). Amendment No. 4 adjusted the membership interests of the owners of the General Partner to reflect the transactions contemplated by the Contribution Agreement by amending the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC dated April 25, 2011, as amended.

The foregoing description is not complete and is qualified in its entirety by reference to Amendment No. 4, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 3, 2013, the Partnership issued a press release announcing the acquisition of the Terminal Assets. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1
Contribution, Conveyance and Assumption Agreement, dated as of May 17, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Corporation and Tesoro Refining & Marketing Company LLC (incorporated by reference herein to Exhibit 2.1 to the Partnership's Current Report on Form 8-K filed on May 17, 2013, File No. 1-35143).

3.1
Amendment No. 4 to the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of June 1, 2013, between Tesoro Corporation and Tesoro Refining & Marketing Company LLC.

10.1
Amendment No. 1 to the Second Amended and Restated Omnibus Agreement, dated as of June 1, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP, and Tesoro Logistics GP, LLC.

10.2
Amended and Restated Schedules to the Second Amended and Restated Omnibus Agreement, dated as of June 1, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP, and Tesoro Logistics GP, LLC.

10.3
Amendment and Restatement of Schedules to the Amended and Restated Operational Services Agreement, dated as of June 1, 2013, among Tesoro Companies, Inc., Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC and Tesoro High Plains Pipeline Company LLC.

10.4
Master Terminalling Services Agreement - Southern California, dated as of June 1, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.5	Carson Storage Services Agreement, dated as of June 1, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

99.1	Press release of the Partnership issued on June 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 3013

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its General Partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
2.1
Contribution, Conveyance and Assumption Agreement, dated as of May 17, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Corporation and Tesoro Refining & Marketing Company LLC (incorporated by reference herein to Exhibit 2.1 to the Partnership's Current Report on Form 8-K filed on May 17, 2013, File No. 1-35143).

3.1
Amendment No. 4 to the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of June 1, 2013, between Tesoro Corporation and Tesoro Refining & Marketing Company LLC.

10.1
Amendment No. 1 to the Second Amended and Restated Omnibus Agreement, dated as of June 1, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP, and Tesoro Logistics GP, LLC.

10.2
Amended and Restated Schedules to the Second Amended and Restated Omnibus Agreement, dated as of June 1, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP, and Tesoro Logistics GP, LLC.

10.3
Amendment and Restatement of Schedules to the Amended and Restated Operational Services Agreement, dated as of June 1, 2013, among Tesoro Companies, Inc., Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC and Tesoro High Plains Pipeline Company LLC.

10.4
Master Terminalling Services Agreement - Southern California, dated as of June 1, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.5	Carson Storage Services Agreement, dated as of June 1, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

99.1	Press release of the Partnership issued on June 3, 2013.